NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED	12 Months Ended
Dec. 30, 2018
Accounting policies, changes in accounting estimates and errors [Abstract]
NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED
NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED:
Leases
In January 2016, the IASB issued IFRS 16, Leases, which specifies how an entity will recognize, measure, present, and disclose leases. The standard provides a single lessee accounting model, requiring lessees to recognize assets and liabilities for all leases unless the Company elects to exclude leases when the lease term is twelve months or less, or the underlying asset has a low monetary value. Lessors continue to classify leases as operating or finance, with IFRS 16’s approach to lessor accounting substantially unchanged from its predecessor, IAS 17. IFRS 16 applies to annual reporting periods beginning on or after January 1, 2019, with earlier adoption permitted only if IFRS 15, Revenue from Contracts with Customers, has also been applied. The Company will adopt the new standard in the first quarter of fiscal 2019 using the modified retrospective transition method. The Company expects that the initial adoption of IFRS 16 will result in approximately $80 million of right-of-use assets and approximately $88 million of operating lease liabilities (primarily for the rental of premises) being recognized in the consolidated statement of financial position. Provisions related to lease exit costs are expected to be reduced by approximately $5 million, and deferred lease credits (relating to lease inducements) currently recorded in accounts payable and accrued liabilities are expected to be reduced by approximately $2 million, as a result of the adoption of IFRS 16. Accordingly, the Company expects to record an adjustment to reduce opening retained earnings by approximately $1 million from the initial adoption of IFRS 16. The Company also expects a decrease of its operating lease costs, offset by an increase of its depreciation and amortization and financial expenses resulting from the changes in the recognition, measurement, and presentation requirements. However, no significant impact on net earnings is expected at this time. The Company is completing the assessment of the overall impact on the Company’s disclosures and is addressing any system and process changes necessary to compile the information to meet the recognition and disclosure requirements of the new guidance starting in the first quarter of fiscal 2019.

Uncertain Income Tax Treatments
In June 2017, the IASB issued IFRIC 23, Uncertainty Over Income Tax Treatments, which clarifies how to apply the recognition and measurement requirements in IAS 12, Income Taxes, when there is uncertainty regarding income tax treatments. The Interpretation addresses whether an entity needs to consider uncertain tax treatments separately, the assumptions an entity should make about the examination of tax treatments by taxation authorities, how an entity should determine taxable profit and loss, tax bases, unused tax losses, unused tax credits, and tax rates, and how an entity considers changes in facts and circumstances in such determinations. IFRIC 23 applies to annual reporting periods beginning on or after January 1, 2019, with earlier adoption permitted. The Company does not expect any significant impacts from the adoption of IFRIC 23 on its consolidated financial statements.